UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 7, 2026

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive
Kingsport	Tennessee	37662
(Address of Principal Executive Offices)		(Zip Code)
(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2026 Annual Meeting of the Stockholders (the “Annual Meeting”) of Eastman Chemical Company (the "Company") was held on May 7, 2026. There were 114,349,911 shares of common stock outstanding and entitled to be voted, and of those shares 100,631,008 were represented virtually or by proxy, at the Annual Meeting.

Four items of business were considered by stockholders at the Annual Meeting:

•The election of eleven directors to serve until the Annual Meeting of Stockholders in 2027 and until their successors are duly elected and qualified;

•Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;

•An advisory vote on executive compensation (the “say-on-pay” vote) as disclosed in the 2026 Annual Meeting Proxy Statement (the “Proxy Statement”);

•Approval of the 2026 Omnibus Stock Compensation Plan; and

•An advisory vote on stockholder proposal regarding lowering the threshold for calling special shareholder meetings to 10% as disclosed in the Proxy Statement.

1.The results of the voting on the election of directors were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Humberto P. Alfonso	86,574,085	3,721,684	121,907	10,213,332
Damon J. Audia	89,949,795	344,446	123,438	10,213,329
Brett D. Begemann	85,780,518	4,534,791	102,368	10,213,331
Eric L. Butler	89,454,490	855,441	107,747	10,213,330
Mark J. Costa	86,014,316	4,291,824	111,536	10,213,332
Linnie M. Haynesworth	89,759,261	559,329	99,089	10,213,329
Julie F. Holder	82,207,815	8,114,787	95,066	10,213,340
Renée J. Hornbaker	86,314,362	4,007,136	96,182	10,213,328
Kim Ann Mink	87,902,915	2,396,876	117,887	10,213,330
James J. O'Brien	87,179,492	3,114,040	124,149	10,213,327
Donald W. Slager	89,954,694	358,034	104,952	10,213,328

Accordingly, each of the eleven nominees received a majority of votes cast in favor of that director's election and was elected.

2.The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2026 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,146,277	4,386,005	98,726	0

Accordingly, a majority of votes cast on the ratification of the appointment of the independent registered public accounting firm were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP was ratified.

3.The results of the voting on the advisory "say-on-pay" vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,669,114	20,478,706	269,847	10,213,341

Accordingly, a majority of votes cast on the advisory "say-on-pay" vote were "for" approval of the executive compensation as disclosed in the Proxy Statement.

4.The results of the voting on the 2026 Omnibus Stock Compensation Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,737,425	9,464,242	216,004	10,213,337

Accordingly, a majority of votes cast on the 2026 Omnibus Stock Compensation Plan (the "Plan") were "for" approval of this proposal. A description of the Plan is contained in the Proxy Statement.

5.The results of the voting on the advisory stockholder proposal regarding lowering the threshold for calling special shareholder meetings to 10% were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,178,875	64,930,702	308,085	10,213,346

Accordingly, a majority of votes cast on this stockholder proposal were not in favor of the advisory proposal and the proposal was not adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company
By:	/s/ Iké G. Adeyemi
Iké G. Adeyemi
Senior Vice President, Chief Legal Officer and
Corporate Secretary
Date: May 12, 2026